UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Springbig HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

621 NW 53rd Street
Ste. 260
Boca Raton,	Florida	33487
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (800) 972-9172

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SBIG	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock, at an exercise price of $11.50 per share	SBIGW	The Nasdaq Global Market
Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer		Accelerated filer
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02. Results of Operations and Financial Condition.

On November 14, 2022, Springbig Holdings, Inc. announced its financial results for the third quarter of 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

The information in Item 2.02 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Springbig HOLDINGS, INC.

By:     /s/
Name: Jeffrey Harris
Title: Chief Executive Office
November 14, 2022

Springbig, Inc. Reports Third Quarter 2022 Financial Results

Boca Raton, Fla. -- November 14, 2022 -- SpringBig Holdings, Inc. (“springbig” or the “Company”) (NASDAQ: SBIG), a leading provider of SaaS-based marketing solutions, consumer mobile app experiences, and omnichannel loyalty programs to the cannabis industry, today announced its financial results for the second quarter ended September 30, 2022.

‘Our third quarter results reinforce my view that we are widening the gap as the leading technology loyalty platform across the cannabis sector” said Jeffrey Harris, CEO and Chairman of springbig. “Acknowledging that cannabis end-markets are experiencing industry specific headwinds, it’s absolutely clear to me that our growth trajectory is intact as we continue to leverage the network effect flywheel between retailers and brands, and that we are making the right investments to capture the long-term opportunity in front of us.”

Paul Sykes, springbig’s CFO, added “Looking to 2023, we expect the continuing strong growth in subscription revenue, increasing brands adoption and the emergence of data sales and other initiatives to drive top line acceleration, and we are reaffirming our goal of reaching the milestone of positive EBITDA during 2023.”

Third Quarter 2022 Financial and Key Metric Highlights

•Total revenue in the third quarter of 2022 increased to $7.4 million, up 22% from the third quarter of 2021 and up 13% from the second quarter of 2022.
•Subscription revenue increased 48% from the third quarter of 2021 and was up 9% from the second quarter of 2022.
•Net dollar retention rate was 119%, versus 85% in the year ago period and 114% in the second quarter of 2022.
•Adjusted EBITDA loss for the third quarter was $(3.5) million as compared to a loss of $(1.2) million from the prior year period.
•Basic net income loss per share was $(0.12) based on 25.6 million weighted average shares outstanding. The shares outstanding as at September 30, 2022 were 26.2 million.
•Cash and cash equivalents totaled $6.8 million as of September 30, 2022.

For more information regarding our non-GAAP financial measures, see “Use of Non-GAAP Financial Measures”. Additionally, reconciliations of GAAP to non-GAAP financial measures have been provided in the tables included in this release.

Financial Outlook

For full fiscal year 2022, springbig expects revenue in the range of $27.0 - $28.0 million, representing 14% year-over-year growth at the midpoint.

For fiscal year 2023, springbig expects an acceleration in top line growth, with the milestone of positive EBITDA being reached during fiscal 2023.

Certain of the forward-looking financial measures discussed above are provided on a non-GAAP basis. The Company does not provide a reconciliation of such forward-looking measures to the most directly comparable financial measures calculated and presented in accordance with GAAP because to do so would be potentially misleading and not practical given the difficulty of projecting event-driven transactional and other non-core operating items in any future period. The magnitude of these items, however, may be significant.

Conference Call and Webcast Information

The Company will host a conference call and webcast today, Monday, November 14, 2022, at 5:00 p.m. Participants can register here to access the live webcast of the conference call. Alternatively, those who want to join the conference call via phone can register at this link to receive a dial-in number and unique PIN.
The webcast will be archived for one year following the conference call and can be accessed on springbig’s investor relations website at https://investors.springbig.com/.

About springbig

springbig is a market-leading software platform providing customer loyalty and marketing automation solutions to cannabis retailers and brands in the U.S. and Canada. springbig’s platform connects consumers with retailers and brands, primarily through SMS marketing, as well as emails, customer feedback system, and loyalty programs, to support retailers’ and brands’ customer engagement and retention. springbig offers marketing automation solutions that provide for consistency of customer communication, thereby driving customer retention and retail foot traffic. Additionally, springbig’s reporting and analytics offerings deliver valuable insights that clients utilize to better understand their customer base, purchasing habits and trends. For more information, visit https://springbig.com/.

Forward Looking Statements

Certain statements contained in this press release constitute “forward-looking statements” within the meaning of federal securities laws. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to the risks and uncertainties described under “Risk Factors” ’of the registration statement on Form S-4, the proxy statement/prospectus relating to the business combination, the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 21, 2022, and in the Company’s Form 10-Q for the period ended September 30, 2022 expected to be filed on November 14, 2022, and other documents filed by the Company from time to time with the SEC. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of springbig), and other assumptions, which may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.

Use of Non-GAAP Financial Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included throughout this press release, we have disclosed EBITDA and Adjusted EBITDA, both of which are non-GAAP financial measures that we calculate as net income before interest, taxes, depreciation and amortization in the case of EBITDA and further adjustments to exclude unusual and/or infrequent costs in the case of Adjusted EBITDA, which are detailed in the reconciliation table that follows, in order to provide investors with additional information regarding our financial results. Below we have provided a reconciliation of net loss (the most directly comparable GAAP financial measure) to EBITDA and Adjusted EBITDA.

We present EBITDA and Adjusted EBITDA because these metrics are a key measure used by our management to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of investment capacity. Accordingly, we believe that EBITDA provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management. Management also believes that these measures provide improved comparability between fiscal periods.

EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are as follows:

•Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and neither EBITDA nor Adjusted EBITDA reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements.
•EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; and
•EBITDA and Adjusted EBITDA do not reflect tax payments that may represent a reduction in cash available to us.
Because of these limitations, you should consider EBITDA and Adjusted EBITDA alongside other financial performance measures, including net income and our other GAAP results. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Definition of Key Operating and Financial Metrics

Net dollar retention rate: The Company calculates its “net dollar retention rate” - also referred to as its “net revenue retention rate” - as the average recurring monthly subscription revenue adjusted for losses, increases and decreases in monthly subscriptions during the prior twelve months divided by the average recurring monthly subscription revenue over the prior, trailing twelve-month period. Net dollar retention rate (or “net revenue retention rate”) does not have a standardized meaning and is therefore unlikely to be comparable to similarly titled measures presented by other companies, and further, investors should not consider it in isolation.

Investor Relations Contact
Ryan Flanagan
ICR Strategic Communications & Advisory ir@Springbig.com

Media Contact
Phoebe Wilson
MATTIO Communications Springbig@mattio.com

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED BALANCE SHEET

	September 30, 2022	December 31, 2021
	(unaudited)	(audited)
	(In thousands except share data)
ASSETS
Assets
Current assets:
Cash and cash equivalents	$6,806	$2,227
Accounts receivable, net	4,727	3,045
Contract assets	348	364
Prepaid expenses and other current assets	2,425	927
Total current assets	14,306	6,563
Property and equipment, net	434	480
Convertible note receivable	256	—
Total assets	$14,996	$7,043

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current liabilities:
Accounts payable	1,246	412
Accrued expense and other current liabilities	2,518	1,722
Current maturities of long-term debt	4,999	—
Deferred revenue	330	450
Total current liabilities	9,093	2,584
Notes payable	5,000	—
Warrant liabilities	805	—
Total liabilities	14,898	2,584

Commitments and Contingencies

Stockholders’ Equity
Common stock (par value $0.0001 per share, 300,000,000 authorized at September 30, 2022; 26,211,914 issued and outstanding as of September 30, 2022; (par value $0.0001 per share, 22,764,527 authorized at December 31, 2021; 17,862,108 issued and outstanding as of December 31, 2021;	3	2
Additional paid-in-capital	21,855	17,682
Accumulated deficit	(21,760)	(13,225)
Total stockholders’ equity	98	4,459
Total liabilities and stockholders’ equity	$14,996	$7,043

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30, 2022		Nine Months Ended September 30,
	2022	2021	2022	2021
	(In thousands, except share and per share data)

Revenues	$7,456	$6,121	$20,404	$17,028
Cost of revenues	1,912	1,560	5,754	4,913
Gross profit	5,544	4,561	14,650	12,115
Operating expenses
Selling, servicing and marketing	3,075	2,570	9,103	6,993
Technology and software development	2,811	1,916	8,358	4,747
General and administrative	3,215	1,510	8,790	4,383
Total operating expenses	9,101	5,996	26,251	16,123

Loss from operations	(3,557)	(1,435)	(11,601)	(4,008)
Interest income	7	1	7	3
Interest expense	(320)	(5)	(632)	(6)
Change in fair value of senior secured convertible note	—	—	—	—
Change in fair value of warrants	811	—	3,691	—
Forgiveness of PPP loan	—	781	—	781
Loss before income tax	(3,059)	(658)	(8,535)	(3,230)
Income tax expense	—	—	—	—
Net loss	$(3,059)	$(658)	$(8,535)	$(3,230)
Net loss per common share:
Basic and diluted	$(0.12)	$(0.04)	$(0.41)	$(0.18)

Weighted-average common shares outstanding
Basic and diluted	25,629,910	17,771,134	20,928,363	17,757,363

SPRINGBIG HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine Months Ended September 30,
	2022	2021
	(In thousands)
Cash flows from operating activities:
Net loss	$(8,535)	$(3,230)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	191	62
Discount amortization on convertible note	146	—
Stock-based compensation expense	1,226	415
Change in fair value of convertible notes	—	—
Forgiveness of PPP Loan	—	(781)
Bad debt expense	280	90
Accrued interest on convertible notes	27	—
Change in fair value of warrants	(3,691)	—
Changes in operating assets and liabilities:
Accounts receivable	(1,990)	(643)
Prepaid expenses and other current assets	(1,499)	(556)
Contract assets	16	(48)
Accounts payable and other liabilities	1,630	707
Contract liabilities	(120)	98
Net cash used in operating activities	(12,318)	(3,886)

Cash flows from investing activities:
Business combination, net of cash acquired	—	(42)
Purchase of convertible note	(256)	—
Purchases of property and equipment	(143)	(429)
Net cash used in investing activities	(399)	(471)

Cash flows from financing activities:
Business combination, net of issuing cost	10,185	—
Proceeds from convertible notes	7,000	—
Proceeds from exercise of stock options, net	112	—
Net cash provided by financing activities	17,297	—

Net increase (decrease) in cash and cash equivalents	4,580	$(4,357)
Cash and cash equivalents at beginning of period	2,227	10,447
Cash and cash equivalents at end of period	$6,807	$6,090

Supplemental disclosure of non-cash financing activities
Conversion of convertible note and outstanding interest into common stock	$7,305	$—
Warrant assumed in business combination at estimate fair value	$4,496	$—

SPRINGBIG HOLDINGS, INC.
RECONCILIATION OF NET LOSS TO NON-GAAP EBITDA AND ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss	$(3,059)	$(658)	$(8,535)	$(3,230)
Interest income	(7)	(1)	(7)	(3)
Interest expense	320	5	632	6
Depreciation expense	67	50	191	62

EBITDA	(2,679)	(604)	(7,719)	(3,165)

Stock based compensation*	—	178	1,226	415
PPP Loan Forgiveness	—	(781)	—	(781)
Business combination related bonus	—	—	550	—
Change in fair value of warrants	(811)	—	(3,691)	—
Change in fair value of senior secured convertible note	—	—	—	—

Adjusted EBITDA	$(3,490)	$(1,207)	$(9,634)	$(3,531)